SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 2, 1999
                                                          -------------

                          Commission File No. 33-76716
                                              --------

                              General Media, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                        13-3750988
      ----------------------------                        ----------------------
      (State or other jurisdiction                           (IRS Employer
           of incorporation)                              Identification Number)

      11 Penn Plaza, New York, NY                                10001
----------------------------------------                        --------
(Address of Principal Executive Offices)                        Zip Code

                                 (212) 702-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On March 2, 1999 (the "Closing Date"), General Media, Inc (the "Company") sold substantially all of the assets, exclusive of net newsstand and advertising accounts receivable, of its wholly-owned subsidiary, General Media Automotive Group, Inc. ("GMAG") to EMAP Petersen, Inc. ("EMAP") for $35 million in cash plus the assumption of certain liabilities and deferred subscription liabilities, as defined in the Asset Sale and Purchase Agreement between EMAP and GMAG dated as of February 9, 1999 (the "Asset Purchase Agreement"). There are no material relationships between EMAP and the Company, or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The sale price is subject to an adjustment to be finalized within 60 days from the Closing Date and shall be increased or decreased on a dollar for dollar basis by the amount that net working capital, as defined in the Asset Purchase Agreement, deviates from $1.5 million.

The sale of the assets of GMAG does not qualify for discontinued operations treatment in accordance with APB Opinion Number 30. Accordingly, the Company has presented pro forma financial information for the Company's Condensed Unaudited Consolidated Statement of Operations for the year ended December 31, 1998 assuming the sale of assets of GMAG and the application of the net proceeds thereof, occurred on January 1, 1998. The Company has also presented pro forma financial information for the Company's Condensed Unaudited Consolidated Balance Sheet at December 31, 1998, assuming the sale of GMAG assets and the application of net proceeds thereof occurred on December 31, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

    (b) Pro Forma Financial Information

                      General Media, Inc. and Subsidiaries
            Condensed Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 1998
                                   (unaudited)

                             (amounts in thousands)

                                                                                    Pro Forma
                                                           December 31, 1998       Adjustments           Pro Forma
                                                           -----------------       -----------           ---------
Net revenues
  Publishing
    Newsstand                                                   $ 46,179             ($ 4,935)             $41,244
    Advertising                                                   26,061              (13,805)              12,256
    Subscription                                                  11,881               (4,162)               7,719
    Other                                                          3,382                 (235)               3,147

  Entertainment                                                   17,647                                    17,647
                                                               ---------             --------             --------

                                                                 105,150              (23,137)              82,013
                                                               ---------             --------             --------
Operating costs and expenses
  Publishing-production, distribution and editorial               44,095              (11,287)              32,808
  Entertainment-direct costs                                       2,672                 (520)               2,152
  Selling, general and administrative                             50,523               (8,695)              41,828
  Rent expense from affiliated companies                             523                                       523
  Depreciation and amortization                                    1,815                 (713)               1,102
                                                               ---------             --------             --------

           Total operating costs and expenses                     99,628              (21,215)              78,413
                                                               ---------             --------             --------

           Income from operations                                  5,522               (1,922)               3,600

Other income (expense)
  Interest expense                                                (9,918)                                 ($ 9,918)
  Interest income                                                    517                                   $   517
                                                               ---------             --------             --------

Net Loss                                                       ($  3,879)            ($ 1,922)            ($ 5,801)
                                                               =========             ========             ========

                             See accompanying notes

                      General Media, Inc. and Subsidiaries
                 Condensed Pro Forma Consolidated Balance Sheet
                                December 31, 1998
                                   (unaudited)

                             (amounts in thousands)

                                                                                     Pro Forma
                                                             December 31,1998       Adjustments           Pro Forma
                                                             ----------------       -----------          -----------
                                ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                      $  6,432             $ 34,000             $ 40,432
  Accounts receivable, net of allowance
    for doubtful accounts                                           9,083                 (661)               8,422
  Inventories                                                       4,658                                     4,658
  Prepaid expenses and other current assets                         3,378               (1,094)               2,284
  Due from affiliated companies                                     2,143                                     2,143
  Loan to shareholder                                                 985                                       985
                                                                 --------             --------             --------

          Total current assets                                     26,679               32,245               58,924

PROPERTY AND EQUIPMENT - AT COST;
  net of accumulated depreciation                                   3,743                 (184)               3,559

OTHER ASSETS
  Intangible assets, net                                            2,577               (2,577)                   0
  Deferred subscription aquisition costs                            3,041               (1,507)               1,534
  Deferred debt issuance costs, net                                 1,998                                     1,998
  Loan to affiliated company                                        1,086                                     1,086
  Other                                                             2,824                                     2,824
                                                                 --------             --------             --------

                                                                   11,526               (4,084)               7,442
                                                                 --------             --------             --------

                                                                 $ 41,948             $ 27,977             $ 69,925
                                                                 ========             ========             ========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
  Accounts payable                                               $ 18,780                                  $ 18,780
  Deferred subscription revenue                                    11,729             ($ 4,069)               7,660
  Accrued income taxes payable                                        254                1,800                2,054
  Other liabilities and accrued expenses                            4,370                  900                5,630
                                                                 --------             --------             --------

          Total current liabilities                                35,493               (1,369)              34,124

SENIOR SECURED NOTES                                               79,645                                    79,645

UNEARNED REVENUE                                                    3,089                                     3,089

REDEEMABLE WARRANTS                                                 1,791                                     1,791

STOCKHOLDERS' DEFICIENCY
  Common stock, $.01 par value; 1,000,000
    shares; issued and outstanding, 475,000 shares                      5                                         5
  Capital in excess of par value                                    1,418                                     1,418
  Accumulated deficit                                             (79,493)              29,346              (50,147)
                                                                 --------             --------             --------

                                                                  (78,070)              29,346              (48,724)
                                                                 --------             --------             --------

                                                                 $ 41,948             $ 27,977             $ 69,925
                                                                 ========             ========             ========

                             See accompanying notes

Note 1-Sale of Assets

On March 2, 1999 (the "Closing Date"), General Media, Inc. (the "Company") sold substantially all of the assets, exclusive of net newsstand and advertising accounts receivable, of its wholly-owned subsidiary, General Media Automotive Group, Inc. ("GMAG") to EMAP Petersen, Inc. ("EMAP") for $35 million in cash plus the assumption of certain liabilities and deferred subscription liabilities, as defined in the Asset Sale and Purchase Agreement between EMAP and GMAG dated as of February 9, 1999 (the "Asset Purchase Agreement"). The sale price is subject to an adjustment to be finalized within 60 days from the Closing Date and shall be increased or decreased on a dollar for dollar basis by the amount that net working capital, as defined in the Asset Purchase Agreement deviates from $1.5 million.

Under the Company's Indenture dated December 21, 1993, the Company has 180 days from the Closing Date to apply the net proceeds to an investment in another business or capital expenditure or other tangible or long-term assets in the same or similar line of business as the Company was engaged in on the date of the Indenture. To the extent that any net proceeds are not so applied, the remaining amount shall be deemed excess proceeds. Should the excess proceeds exceed $5 million, the Company is required to make an offer to all bondholders to purchase the maximum principal amount of notes plus accrued interest that may be purchased from the excess proceeds.

The sale of the assets of GMAG does not qualify for discontinued operations treatment in accordance with APB Opinion Number 30.

Note 2-Basis of Presentation

      The accompanying Condensed Pro Forma Consolidated Financial Information is presented in accordance with the rules of the Securities and Exchange Commission. The Condensed Consolidated Pro Forma Balance Sheet at December 31, 1998 has been prepared from the Company's historical Unaudited Consolidated Balance Sheet as of December 31, 1998, assuming the transaction occurred on December 31, 1998. The pro forma entries made to the Company's Condensed Unaudited Consolidated Balance Sheet adjust all affected asset and liability accounts for the sale or writeoff of assets related to the sale of GMAG and adjusts accumulated deficit for the gain associated with the sale, had it occurred on December 31, 1998. The Condensed Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 reflects the Company's income from continuing operations for the year ended December 31, 1998, as prepared from historical unaudited consolidated financial statements, adjusted for the effects of the sale of the assets of GMAG and the application of the net proceeds thereof, assuming the transaction occurred on January 1, 1998. The pro forma entries made to the Company's Condensed Unaudited Consolidated Statement of Operations remove all direct revenues and expenses related to the operations of GMAG. The pro forma entries do not allocate any corporate overhead expenses to the operations of GMAG since these expenses will remain as part of the Company's continuing operations. In accordance with the rules of the Commission, the estimated gain of approximately $29 million on the sale of the assets of GMAG, net of applicable income taxes of $1.8 million, has been excluded from the Condensed Pro Forma Consolidated Statement of Operations because it is a non-recurring item. Such gain is included as an adjustment to accumulated deficit in the accompanying Condensed Consolidated Pro Forma Balance Sheet as of December 31, 1998.

      (c) Exhibits:

          Exhibit No.      Description
          -----------      -----------
            10.21          Asset Sale And Purchase Agreement between EMAP
                           Petersen, Inc. and General Media Automotive Group,
                           Inc. dated as of February 9, 1999

A list identifying omitted schedules and exhibits is contained on the fourth and fifth pages of Exhibit 10.21. Registrant will furnish a copy of any omitted schedule or an exhibit to the SEC upon request.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   General Media, Inc.
                                   (Registrant)


Dated: March 17, 1999              By:          /s/ John D. Orlando
                                      ------------------------------------------
                                                     Signature

                                   John D. Orlando
                                   Senior Vice President-Chief Financial Officer

                                   (Duly Authorized Officer and
                                   Principal Accounting Officer)